UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

Plantronics, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)    Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 Press Release issued by Plantronics, Inc. dated October 15, 2003.

Item 12.  Results of Operations and Financial Condition

On October 15, 2003, Plantronics, Inc., a Delaware corporation, issued a press release announcing its financial results for the second quarter ended September 27, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

(Registrant)

Dated: October 15, 2003

By:	/s/ Barbara V. Scherer

Barbara V. Scherer
Chief Financial Officer

INDEX TO EXHIBITS
Exhibit
99.1     Press Release issued by Plantronics, Inc. dated October 15, 2003.